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                                                                     EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT

To The Board of Directors
Viad Corp
Phoenix, Arizona

We consent to the incorporation by reference in Registration Statement Nos. 33-54465, 333-06357, and 33-55360 on Form S-3 and Nos. 33-41870, 333-63397,
333-27327, 33-56531, and 333-35231 on Form S-8 of Viad Corp, of our report dated February 19, 1999, appearing in this Annual Report on Form 10-K of Viad Corp for the year ended December 31, 1998.


/s/ DELOITTE & TOUCHE LLP
-------------------------

Phoenix, Arizona

March 23, 1999